UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

MARIMED INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Oceana Way, Norwood, Massachusetts	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 795-5140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2020, MariMed Inc. (the “Registrant”) entered into an Amendment Agreement (the “Amendment Agreement”) to amend and restate the Amended and Restated Promissory Note, dated February 10, 2020, in the original principal amount of $11,500,000 issued to SYYM LLC (the “Holder”). Pursuant to the terms of the Amendment Agreement, the Registrant issued to the Holder a Second Amended and Restated Promissory Note (the “New Note”) in the principal amount of $8,811,653.84, bearing interest at the rate of fifteen percent per annum, due on June 24, 2022, with a minimum amortization payment of $4,000,000 due on or before July 15, 2020, subject to extension through July 31, 2020. The New Note is convertible into shares of the Registrant’s common stock at the option of the Holder. Any shares issues upon such conversion are subject to monthly volume limitations with respect to the resale of such shares. The New Note is secured by a first priority security interest in the assets of certain of the Registrant’s subsidiaries and brands and a pledge of the Registrant’s ownership interest in certain of its subsidiaries. In addition, the Registrant issued to the Holder three-year warrants to purchase up to 750,000 shares of the Registrant’s common stock at $0.50 per share (“Warrant”).

The foregoing is qualified in its entirety by reference to the Amendment Agreement, New Note and Warrant filed herewith as Exhibit 10.1, 4.1 and 4.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Second Amended and Restated Promissory Note, dated June 24, 2020, in the principal amount of $8,811,653.84, issued by MariMed Hemp Inc. and MariMed Inc. to SYYM LLC.

4.2	Common Stock Purchase Warrant, dated of June 24, 2020, issued by MariMed, Inc.to SYYM LLC.

10.1	Amendment Agreement dated June 24, 2020, between SYYM LLC, as noteholder and collateral agent, and MariMed, Inc. and MariMed Hemp, Inc., as co-borrowers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: June 30, 2020
	By:	/s/ Jon R. Levine
Jon R. Levine, Chief Financial Officer